KeyBank
Statement of Compliance
For the Period of January 1 through December 31, 2014 (Period)
Re: Transactions per Attachment A
I, Diane Haislip, in my capacity as Senior Vice President of KeyBank National Association
successor by merger to KeyCorp Real Estate Capital Markets, Inc., (KeyBank), do hereby state that:
* A review of the Primary and Master Servicing activities of KeyBank during the Period and of its performance , pertaining to the Transactions and the related Agreements listed in Attachment A, has been made under my supervision, and,
* To the best of my knowledge, based on such review, KeyBank has fulfilled all of its obligations pertaining to the Transactions and the related Agreements listed in
Attachment A in all material respects throughout the Period.
By:
/s/ Diane Haislip
Date: March 13, 2015
Diane Haislip, Senior Vice President
KeyBank
National
Association
11501 Outlook Street,
·
Suite 300
·
Overland Park, KS 66211
Toll
Free (888) 979-1200
·Direct
(913) 317-4100
·
www
.
keybank
.
com

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A

Commercial Mortgage Pass Through Certificates
PSA Date
KeyBank Role
Asset Securitization Corporation
10/24/1997
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2010K7
06/01/2010
Primary
Banc of America Commercial Mortgage Inc. Series 20042
04/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20001
09/01/2000
Primary
Banc of America Commercial Mortgage Inc. Series 20002
09/01/2000
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20011
05/01/2001
Primary
Banc of America Commercial Mortgage Inc. Series 20022
09/01/2002
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2002PB2
05/01/2002
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20032
11/01/2003
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20041
03/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20043
07/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20044
10/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20045
11/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20046
12/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20051
04/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20052
06/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20053
07/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20054
09/01/2005
Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 20055
10/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20056
12/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20061
03/01/2006
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20062
06/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 20063
08/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 20064
08/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 20065
10/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 20066
11/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 20071
02/01/2007
Master
Banc of America Commercial Mortgage Inc. Series 20072
06/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20073
07/01/2007
Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 20074
11/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20075
12/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 20081
06/01/2008
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008LSI
03/01/2008
Master
Banc of America Large Loan Inc. Series 2004BBA4
11/15/2004
Master/Primary
Banc of America Large Loan Inc. Series 2005MIB1
11/29/2005
Master/Primary/Special
Banc of America Large Loan Inc. Series 2007277 Park Ave Mz
02/01/2006
Master/Primary/Special
Banc of America Large Loan Inc. Series 2007BMB1
10/25/2007
Master/Primary
Banc of America Large Loan Inc. Series 2009FDG
12/11/2009
Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
11/01/2010
Special
2010K9
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
05/01/2011
Primary
2011K13
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
11/01/2011
Primary
2011K704
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
06/01/2011
Master/Primary
2011KAIV

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
11/01/2012
Master
2012K21
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
02/01/2013
Special
2013K25
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
10/01/2013
Primary/Special
2013K33
Banc of America Merrill Lynch Commercial Mortgage Inc. Series
10/01/2013
Special
2013K33
Banc of America Merrill Lynch Large Loan Inc. Series 2011FSHN
07/01/2011
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012CLRN
09/25/2012
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012CLRN
09/12/2012
Master/Primary
MZ
Banc of America Merrill Lynch Large Loan Inc. Series 2012OSI
03/27/2012
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012PARK
12/01/2012
Master/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2013DSNY
11/21/2013
Master/Primary/Special
MZ
Banc of America Merrill Lynch Large Loan Inc. Series 2014INLD MZ
Special
B
Banc of America Structured Securities Trust Series 2002XI
07/01/2002
Primary/Special
Banc of America Commercial Mortgage Inc. 2002X1
07/01/2002
Special
Bank of America NA First Union National Bank Series 20013
11/01/2001
Primary
Barclays Commercial Mortgage Securities LLC Series 2012K17
03/01/2012
Master
Barclays Commercial Mortgage Securities LLC Series 2012K19
08/01/2012
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012K22
12/01/2012
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012K27
05/01/2013
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012K708
06/01/2012
Primary
Barclays Commercial Mortgage Securities LLC Series 2013K31
08/01/2013
Primary/Special
Barclays Commercial Mortgage Securities LLC Series 2013K31
08/01/2013
Special
Barclays Commercial Mortgage Securities LLC Series 2013K502
03/01/2013
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2014K714
01/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014K715
05/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014K716
09/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014K717
12/01/2014
Master
Barclays Commercial Mortgage Securities LLC Series 2014KF06
12/01/2014
Primary
Bear Stearns Commercial Mortgage Securities Inc. Series 1999
08/15/1999
Primary/Special
CLF1
Bear Stearns Commercial Mortgage Securities Inc. Series 2007
04/17/2007
Master/Special
BBA8
CBA MEZZ 2004C1
02/07/2001
Primary
CCAO Commercial Mortgage Bonds Series 2
10/01/2007
Special
CCRE Commercial Mortgage Securities LP Series 2011C2
12/11/2011
Master
Chase Commercial Mortgage Securities Corp. Series 1997C2
12/01/1997
Primary
Chase Commercial Mortgage Securities Corp. Series 19981
05/01/1998
Master/Primary
Chase Commercial Mortgage Securities Corp. Series 19982
11/10/1998
Special
Chase Commercial Mortgage Securities Corp. Series 20002
06/10/2000
Special
Citigroup Commercial Mortgage Securities Inc. Series 2014FL2
11/07/2014
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
Citigroup Commercial Mortgage Securities Inc. Series 2005EMG
05/02/2005
Special
Citigroup Commercial Mortgage Securities Inc. Series 2007FL3
05/09/2007
Master/Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014FL1
06/09/2014
Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014GC21
05/01/2014
Primary
Colony Mortgage Capital Series 2014FL2
11/25/2014
Master
Commercial Mortgage LeaseBacked Securities Series 2001CMLB
02/01/2001
Special
1
Credit Suisse First Boston Mortgage Securities Corp. Series 1998C1
06/11/1998
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 1998
10/01/1998
Special
PS2
Credit Suisse First Boston Mortgage Securities Corp. Series 1999
11/01/1999
Special
PS3
Credit Suisse First Boston Mortgage Securities Corp. Series 2000
06/16/2000
Special
PS4
Credit Suisse First Boston Mortgage Securities Corp. Series 2001
03/01/2001
Master/Primary
CK1
Credit Suisse First Boston Mortgage Securities Corp. Series 2001
06/01/2001
Master/Primary
CK3
Credit Suisse First Boston Mortgage Securities Corp. Series 2001
06/01/2001
Primary
CK3 Comp Lns
Credit Suisse First Boston Mortgage Securities Corp. Series 2001
12/11/2001
Primary
CK6
Credit Suisse First Boston Mortgage Securities Corp. Series 2001
11/12/2001
Master/Primary
CKN5
Credit Suisse First Boston Mortgage Securities Corp. Series 2002
05/13/2002
Master/Primary
CKN2
Credit Suisse First Boston Mortgage Securities Corp. Series 2002
03/01/2002
Primary
CKP1
Credit Suisse First Boston Mortgage Securities Corp. Series 2002
10/11/2002
Master/Primary
CKS4
Credit Suisse First Boston Mortgage Securities Corp. Series 2003C3
07/01/2002
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003C4
09/11/2003
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003C5
12/01/2003
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003
04/11/2003
Master/Primary
CK2
Credit Suisse First Boston Mortgage Securities Corp. Series 2004C1
03/11/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004C2
06/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004C4
11/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004C5
12/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005C2
05/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005C4
08/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005C6
12/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006C1
03/01/2006
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006C4
09/01/2006
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2006C5
12/01/2006
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006
02/10/2006
Master/Primary/Special
OMA

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
Credit Suisse First Boston Mortgage Securities Corp. Series 2006
04/09/2006
Master/Primary/Special
TFL1
Credit Suisse First Boston Mortgage Securities Corp. Series 2006
11/09/2006
Master/Primary/Special
TFL2
Credit Suisse First Boston Mortgage Securities Corp. Series 2006
11/09/2006
Master/Primary/Special
TFL2SAVA
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C1
02/10/2006
Primary
CL
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C2
05/01/2007
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C3
06/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C4
09/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C5
11/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007C5
11/01/2007
Primary
CL
Credit Suisse First Boston Mortgage Securities Corp. Series 2007
03/09/2007
Master/Primary/Special
TFL1
Credit Suisse First Boston Mortgage Securities Corp. Series 2007
07/09/2007
Master/Primary/Special
TFL2
Credit Suisse First Boston Mortgage Securities Corp. Series 2008C1
04/01/2008
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2012
02/01/2012
Master/Special
K705
Credit Suisse First Boston Mortgage Securities Corp. Series 2012
10/01/2012
Master
KP01
Credit Suisse First Boston Mortgage Securities Corp. Series 2013
08/01/2013
Primary
K30
Credit Suisse First Boston Mortgage Securities Corp. Series 2013
12/01/2013
Master/Primary/Special
K35
Credit Suisse First Boston Mortgage Securities Corp. Series 2014
06/16/2014
Master/Special
ICE
Credit Suisse First Boston Mortgage Securities Corp. Series 2014
06/01/2014
Master
K38
Credit Suisse First Boston Mortgage Securities Corp. Series 2014
11/06/2014
Master/Special
TIKI
Deutche Mortgage & Asset Receiving Corporation Series COMM
03/25/2014
Primary
2014LC15
Deutsche Mortgage & Asset Receiving Corporation BHMS 2014MZ
08/01/2014
Master/Special
Deutsche Mortgage & Asset Receiving Corporation CD 2007CD5
11/01/2007
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 1998C1
03/01/1998
Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2009K4
10/01/2009
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011K11
03/01/2011
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011K16
12/01/2011
Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series 2011LC3
08/01/2011
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM
03/01/1999
Master/Primary
19991
Deutsche Mortgage & Asset Receiving Corporation Series COMM
09/01/2000
Master/Primary
2000C1

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
Deutsche Mortgage & Asset Receiving Corporation Series COMM
03/01/2005
Special
2005FL10
Deutsche Mortgage & Asset Receiving Corporation Series COMM
06/01/2006
Primary
2006C7
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/01/2006
Primary
2006C8
Deutsche Mortgage & Asset Receiving Corporation Series COMM
08/01/2007
Master/Primary
2007C9
Deutsche Mortgage & Asset Receiving Corporation Series COMM
10/01/2012
Master/Special
2012 LTRT
Deutsche Mortgage & Asset Receiving Corporation Series COMM
05/01/2012
Primary
2012CCRE1
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/01/2012
Primary
2012CCRE5
Deutsche Mortgage & Asset Receiving Corporation Series COMM
04/01/2013
Primary
2013 CCRE7
Deutsche Mortgage & Asset Receiving Corporation Series COMM
08/01/2013
Master
2013300P
Deutsche Mortgage & Asset Receiving Corporation Series COMM
08/01/2013
Primary
2013CCRE10
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/01/2013
Primary
2013CCRE13
Deutsche Mortgage & Asset Receiving Corporation Series COMM
06/01/2013
Primary
2013CCRE8
Deutsche Mortgage & Asset Receiving Corporation Series COMM
07/01/2013
Master
2013CCRE9
Deutsche Mortgage & Asset Receiving Corporation Series COMM
03/03/2013
Master/Primary/Special
2013GAM
Deutsche Mortgage & Asset Receiving Corporation Series COMM
01/01/2013
Primary
2013LC6
Deutsche Mortgage & Asset Receiving Corporation Series COMM
06/01/2014
Primary
2014UBS3
Deutsche Mortgage & Asset Receiving Corporation Series COMM
04/01/2014
Master
2014CCRE16
Deutsche Mortgage & Asset Receiving Corporation Series COMM
05/01/2014
Primary
2014CCRE17
Deutsche Mortgage & Asset Receiving Corporation Series COMM
06/01/2014
Master
2014CCRE18
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/01/2014
Primary
2014CCRE21
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/04/2014
Primary
2014FL5
Deutsche Mortgage & Asset Receiving Corporation Series COMM
07/09/2014
Master/Special
2014SAVA
Deutsche Mortgage & Asset Receiving Corporation Series COMM
03/01/2014
Master
2014UBS2

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
Deutsche Mortgage & Asset Receiving Corporation Series COMM
07/01/2014
Primary
2014UBS4
Deutsche Mortgage & Asset Receiving Corporation Series COMM
12/01/2014
Master
2014UBS6
Deutsche Mortgage & Asset Receiving Corporation Series EQTY
06/18/2014
Master/Special
2014INNS
Deutsche Mortgage & Asset Receiving Corporation Series EQTY
06/18/2014
Master/Special
2014MZ
DLJ 98CF2
08/28/1996
Master
DLJ Commercial Mortgage Corp. Series 1998CF1
03/01/1998
Master/Primary/Special
DLJ Commercial Mortgage Corp. Series 1998CF2
12/01/1998
Master/Primary
DLJ Commercial Mortgage Corp. Series 2000CKP1
11/01/2000
Master/Primary
DLJ Mortgage Acceptance Corp. Series 1997CF2
09/29/1997
Master/Primary
Federal Deposit Insurance Corporation Series 2012C1
05/01/2014
Master
First Union Commercial Mortgage Securities Inc. Series 1998C2
05/01/1998
Master/Primary
First Union National Bank Series 2001C1
02/01/2001
Primary
GE Capital Commercial Mortgage Corporation Series 20001
12/10/2001
Special
GE Capital Commercial Mortgage Corporation Series 20022
08/01/2002
Primary
GE Capital Commercial Mortgage Corporation Series 2005C2
05/01/2005
Primary
GE Commercial Mortgage Corporation Series 2003C1
04/01/2003
Master/Primary
GE Commercial Mortgage Corporation Series 2003C2
08/01/2003
Primary
GE Commercial Mortgage Corporation Series 2004C1
01/01/2004
Master/Primary
GE Commercial Mortgage Corporation Series 2004C2
04/01/2004
Primary
GE Commercial Mortgage Corporation Series 2004C3
07/01/2004
Primary
GE Commercial Mortgage Corporation Series 2005C1
02/17/2005
Primary
GE Commercial Mortgage Corporation Series 2005C3
08/25/2005
Primary
GE Commercial Mortgage Corporation Series 2005C4
12/02/2005
Primary
GE Commercial Mortgage Corporation Series 2006C1
03/01/2006
Primary
GE Commercial Mortgage Corporation Series 2007C1
05/08/2007
Master/Primary
GFCM LLC Series 20031
09/01/2003
Special
Global Franchise Grantor Trust 19981
08/01/1998
Master/Primary/Special
Global Franchise Grantor Trust 19981
08/01/1998
Master/Primary/Special
GMAC Commercial Mortgage Securities Inc. Series 1997C1
09/01/1997
Special
GMAC Commercial Mortgage Securities Inc. Series 1997C2
12/01/1997
Special
GMAC Commercial Mortgage Securities Inc. Series 1998C1
05/01/1998
Special
GMAC Commercial Mortgage Securities Inc. Series 1998C2
08/01/1998
Special
GMAC Commercial Mortgage Securities Inc. Series 1999C1
02/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 1999C2
06/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 1999C3
09/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 2000C1
03/01/2000
Special
GMAC Commercial Mortgage Securities Inc. Series 2003C2
08/01/2003
Primary
Greenwich Capital Commercial Funding Corp. Series 2007GG11
10/30/2007
Master
GS Mortgage Securities Corporation II Series 1997GL1
08/11/1997
Special
GS Mortgage Securities Corporation II Series 1998C1
10/11/1998
Special
GS Mortgage Securities Corporation II Series 2003C1
03/01/2003
Primary
GS Mortgage Securities Corporation II Series 2004GG2
08/01/2004
Primary
GS Mortgage Securities Corporation II Series 2007GG10
07/01/2007
Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role
GS Mortgage Securities Corporation II Series 2010K5
02/01/2010
Special
GS Mortgage Securities Corporation II Series 2010K8
09/01/2010
Primary
GS Mortgage Securities Corporation II Series 2012GC6
02/01/2012
Master/Primary
GS Mortgage Securities Corporation II Series 2012GCJ7
06/01/2012
Primary
GS Mortgage Securities Corporation II Series 2012GCJ9
11/01/2012
Primary
GS Mortgage Securities Corporation II Series 2013650M
10/21/2013
Master/Special
GS Mortgage Securities Corporation II Series 2013G1
03/01/2013
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013NYC5
03/01/2013
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013PEMB
04/01/2014
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2014GC20
04/01/2014
Master
GS Mortgage Securities Corporation II Series 2014NEW
03/11/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Carefree
12/23/2014
Master/Special
Portfolio Trust 2014CARE
JP Morgan Chase Commercial Mortgage Securities Corp. Del
04/11/2013
Master/Primary/Special
Coronado Trust 2013DEL
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/01/2001
Special
2001A
JP Morgan Chase Commercial Mortgage Securities Corp. Series
09/01/2005
Primary
2005LDP4
JP Morgan Chase Commercial Mortgage Securities Corp. Series
03/07/2007
Special
2007CIBC 18
JP Morgan Chase Commercial Mortgage Securities Corp. Series
09/28/2007
Primary
2007CIBC20
JP Morgan Chase Commercial Mortgage Securities Corp. Series
08/01/2007
Special
2007FL1
JP Morgan Chase Commercial Mortgage Securities Corp. Series
08/01/2007
Special
2007FL1 Part
JP Morgan Chase Commercial Mortgage Securities Corp. Series
03/01/2007
Primary
2007LDP10
JP Morgan Chase Commercial Mortgage Securities Corp. Series
12/23/2009
Master/Special
2009IWST
JP Morgan Chase Commercial Mortgage Securities Corp. Series
09/01/2010
Master/Special
2010CNTR
JP Morgan Chase Commercial Mortgage Securities Corp. Series
04/01/2010
Master
2010K6
JP Morgan Chase Commercial Mortgage Securities Corp. Series
03/01/2011
Primary
2011C3
JP Morgan Chase Commercial Mortgage Securities Corp. Series
09/01/2011
Primary
2011C5
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/01/2011
Primary
2011K10
JP Morgan Chase Commercial Mortgage Securities Corp. Series
08/01/2011
Master/Special
2011K14
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/01/2011
Primary
2011K702
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/01/2012
Master/Primary
2012C8

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
JP Morgan Chase Commercial Mortgage Securities Corp. Series
PSA Date
04/30/2012
KeyBank Role
Master
2012FL2
JP Morgan Chase Commercial Mortgage Securities Corp. Series
07/01/2012
Master/Special
2012HSBC
JP Morgan Chase Commercial Mortgage Securities Corp. Series
05/01/2012
Master/Primary
2012K18
JP Morgan Chase Commercial Mortgage Securities Corp. Series
12/01/2012
Primary
2012K23
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/01/2012
Primary/Special
2012K706
JP Morgan Chase Commercial Mortgage Securities Corp. Series
07/01/2012
Master
2012K710
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/01/2012
Primary
2012KF01
JP Morgan Chase Commercial Mortgage Securities Corp. Series
05/01/2012
Master/Primary/Special
2012WLDN
JP Morgan Chase Commercial Mortgage Securities Corp. Series
Master/Primary
2013 Coronado MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/01/2013
Primary
2013C12
JP Morgan Chase Commercial Mortgage Securities Corp. Series
07/01/2013
Special
2013C13
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/01/2013
Primary
2013C15
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/01/2013
Master
2013ESH MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
05/08/2013
Master/Primary/Special
2013FL3
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/22/2013
Master/Primary/Special
2013INN MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
05/29/2013
Master/Primary/Special
2013JWRZ MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/01/2013
Master/Primary
2013K28
JP Morgan Chase Commercial Mortgage Securities Corp. Series
09/01/2013
Master
2013K32
JP Morgan Chase Commercial Mortgage Securities Corp. Series
04/01/2013
Master
2013K712
JP Morgan Chase Commercial Mortgage Securities Corp. Series
08/01/2013
Master
2013WT
JP Morgan Chase Commercial Mortgage Securities Corp. Series
05/01/2014
Master
2014C19
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/22/2014
Primary
2014C20
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/01/2014
Primary
2014C24

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
JP Morgan Chase Commercial Mortgage Securities Corp. Series
PSA Date
11/26/2014
KeyBank Role
Master
2014CARE MZ A
JP Morgan Chase Commercial Mortgage Securities Corp. Series
11/26/2014
Master
2014CARE MZ B
JP Morgan Chase Commercial Mortgage Securities Corp. Series
11/10/2014
Master
2014CBM
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/30/2014
Master
2014CBM MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/06/2014
Master/Special
2014FBLU
JP Morgan Chase Commercial Mortgage Securities Corp. Series
12/08/2014
Master
2014FL6
JP Morgan Chase Commercial Mortgage Securities Corp. Series
12/12/2014
Master
2014HYT MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/27/2014
Master/Special
2014INN
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/27/2014
Master/Special
2014INN MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/01/2014
Special
2014K36
JP Morgan Chase Commercial Mortgage Securities Corp. Series
06/27/2014
Primary/Special
2014K36
JP Morgan Chase Commercial Mortgage Securities Corp. Series
11/01/2014
Special
2014K40
JP Morgan Chase Commercial Mortgage Securities Corp. Series
11/01/2014
Special
2014K40
JP Morgan Chase Commercial Mortgage Securities Corp. Series
04/01/2014
Primary
2014KF03
JP Morgan Chase Commercial Mortgage Securities Corp. Series
10/10/2014
Master/Primary/Special
2014PHH
JP Morgan Chase Commercial Mortgage Securities Corp. BCLP
09/25/2014
Master/Special
Hotel Trust 2014CLRN MZ
JP Morgan Chase Commercial Mortgage Securities Corp. Series
02/01/2012
Special
2012K706
JP Morgan Chase Commercial Mortgage Securities Corp. Motel 6
11/01/2012
Master/Special
Trust 2012MTL6
JP Morgan Commercial Mortgage Finance Corp. Series 1997C5
09/01/1997
Special
JP Morgan Commercial Mortgage Finance Corp. Series 2000C9
01/01/2000
Master/Primary
Key Commercial Mortgage Securities Trust 2007SL1
04/01/2007
Master
Merrill Lynch Mortgage Investors Inc MLCFC Commercial
06/01/2006
Master/Primary
Mortgage Trust 20062
Merrill Lynch Mortgage Investors Inc. MLCFC Commercial
03/01/2007
Master/Primary
Mortgage Trust 20075
Merrill Lynch Mortgage Investors Inc. MLCFC Commercial
08/01/2007
Master/Primary
Mortgage Trust 20078
Merrill Lynch Mortgage Investors Inc. Series 1998C2
03/01/1998
Special
Merrill Lynch Mortgage Investors Inc. Series 1999C1
11/01/1999
Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role

Merrill Lynch Mortgage Investors Inc. Series 2003KEY1
11/01/2003
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004BPC1
11/01/2004
Primary
Merrill Lynch Mortgage Investors Inc. Series 2004KEY2
09/01/2004
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004MKB1
03/01/2005
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005 MKB2
03/01/2005
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005CK11
12/01/2005
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 20061
11/01/2006
Master/Special
Merrill Lynch Mortgage Investors Inc. Series 2007C1
08/01/2007
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008C1
06/01/2008
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008LAQ
03/01/2008
Master/Primary/Special
Morgan Stanley Capital I Inc. Series 1997C1
03/01/1997
Special
Morgan Stanley Capital I Inc. Series 1998HF2
03/01/1998
Special
Morgan Stanley Capital I Inc. Series 1998WF2
03/01/1998
Primary
Morgan Stanley Capital I Inc. Series 1999CAM1
07/01/1999
Master/Primary/Special
Morgan Stanley Capital I Inc. Series 1999WF1
02/01/1999
Special
Morgan Stanley Capital I Inc. Series 2002IQ2
06/01/2002
Master/Primary
Morgan Stanley Capital I Inc. Series 2003IQ6
12/01/2003
Primary
Morgan Stanley Capital I Inc. Series 2004IQ7
05/01/2004
Primary
Morgan Stanley Capital I Inc. Series 2004IQ8
08/01/2004
Primary
Morgan Stanley Capital I Inc. Series 2004IQ9
02/01/2005
Primary
Morgan Stanley Capital I Inc. Series 2007IQ16
11/28/2007
Primary
Morgan Stanley Capital I Inc. Series 2007XLF9
08/23/2007
Special
Morgan Stanley Capital I Inc. Series 2008TOP29
02/01/2008
Primary
Morgan Stanley Capital I Inc. Series 2011C1
02/01/2011
Master
Morgan Stanley Capital I Inc. Series 2011C2
06/01/2011
Master
Morgan Stanley Capital I Inc. Series 2011K701
03/01/2011
Primary
Morgan Stanley Capital I Inc. Series 2012C4
03/01/2012
Master
Morgan Stanley Capital I Inc. Series 2012C5
07/01/2012
Master
Morgan Stanley Capital I Inc. Series 2012CKSV
10/01/2012
Master/Special
Morgan Stanley Capital I Inc. Series 2012K20
09/01/2012
Special
Morgan Stanley Capital I Inc. Series 2012K20
09/01/2012
Primary/Special
Morgan Stanley Capital I Inc. Series 2012STAR
08/01/2012
Special
Morgan Stanley Capital I Inc. Series 2013KSMC
03/01/2013
Special
Mortgage Capital Funding Inc. Series 1998 MC2
06/01/1998
Master/Primary
Nationsbanc Mortgage Capital Corporation Series 1995M2
08/29/1995
Master/Primary/Special
Nationslink Funding Corporation Series 19982
09/01/1998
Primary
Nationslink Funding Corporation Series 19991
02/01/1999
Master/Primary
Nationslink Funding Corporation Series 1999LTL1
02/15/1999
Primary
Nationslink Funding Corporation Series 1999LTL1
02/15/1999
Special
Nationslink Funding Corporation Series 1999SL
05/01/1999
Master
PaineWebber Mortgage Acceptance Corporation V Series 1999C1
06/01/1999
Master/Primary
Prudential Securities Secured Financing Corporation Series 1998
08/01/1998
Master/Primary
C1
Prudential Securities Secured Financing Corporation Series 1999
07/01/1999
Master/Primary
C2
Prudential Securities Secured Financing Corporation Series 1999
03/01/1999
Master/Primary
NRF1

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role

Prudential Securities Secured Financing Corporation Series KEY
2000C1
ReadyCap Commercial Mortgage Depositor LLC, ReadyCap
06/01/2000
10/17/2014
Master/Primary
Master/Special
Commercial Mortgage Trust 20141
Salomon Brothers Mortgage Securities VII Inc. Series 1999C1
08/01/1999
Special
Salomon Brothers Mortgage Securities VII Inc. Series 2000C2
08/01/2000
Master/Primary
Salomon Brothers Mortgage Securities VII Inc. Series 2002Key2
09/11/2002
Master/Primary
Sovereign Commercial Mortgage Securities Trust 2007C1
06/01/2007
Special
Starwood Commercial Mortgage Depositor LLC STWD 2013FV1
08/06/2013
Master/Primary
Structured Asset Securities Corp II. LB Commercial Mortgage Trust
Series 2007LLF C5
Structured Asset Securities Corp. LB Commercial Mortgage Trust
08/09/2007
02/01/1998
Master
Primary/Special
Series 1998C1
Structured Asset Securities Corp. LB Commercial Mortgage Trust
02/01/1998
Special
Series 1998C1
Structured Asset Securities Corp. LB Commercial Mortgage Trust
07/11/2007
Master
Series 2007C3
Structured Asset Securities Corp. LBUBS Commercial Mortgage
11/11/2000
Master/Primary
Trust Series 2000C4
Structured Asset Securities Corp. LBUBS Commercial Mortgage
11/13/2006
Primary
Trust Series 2006C7
Structured Asset Securities Corp. LBUBS Commercial Mortgage
02/12/2007
Master
Trust Series 2007C1
Structured Asset Securities Corp. LBUBS Commercial Mortgage
04/11/2007
Primary
Trust Series 2007C2
Structured Asset Securities Corp. LBUBS Commercial Mortgage
11/12/2007
Primary
Trust Series 2007C7
UBS Commercial Mortgage Securitization Corp. Series HILT 2014
07/29/2014
Master
ORL
UBS Commercial Mortgage Securitization Corp. UBSBAMLL Trust
07/01/2012
Master/Special
2012WRM
UBS Commercial Mortgage Trust 2007FL1
12/28/2007
Special
UBS Commercial Mortgage Trust 2012C1
05/01/2012
Primary
UBSBarclays Commercial Mortgage Trust 2013C5
02/01/2013
Primary
UBSCitigroup Commercial Mortgage Trust 2011C1
12/01/2011
Primary
VNDO 2013PENN Mortgage Trust Series 2013PENN
12/01/2013
Special
Wachovia Commercial Mortgage Securities Inc. Series 2006C27
08/01/2006
Special
Wachovia Commercial Mortgage Securities Inc. Series 2006C30
03/14/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006C31
05/01/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006C33
08/01/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006C34
11/01/2007
Primary
Wachovia Large Loan Inc. Series 2007WHALE 8
06/01/2007
Special
Washington Mutual Asset Securities Corp. Series 2003C1
03/01/2003
Master
Washington Mutual Asset Securities Corp. Series 2005C1
02/01/2005
Master/Special
Washington Mutual Asset Securities Corp. Series 2006SL1
11/01/2006
Master/Primary
Washington Mutual Asset Securities Corp. Series 2007SL2
03/01/2007
Master/Special
Washington Mutual Asset Securities Corp. Series 2007SL3
07/01/2007
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Commercial Mortgage Pass Through Certificates continued
PSA Date
KeyBank Role

Waterfall Victoria Depositor LLC Series 2011SBC2
01/01/2011
Master/Primary/Special
Waterfall Victoria Mortgage Trust 2011SBC1
07/01/2011
Master/Primary
Waterfall Victoria Mortgage Trust Series 2011SBC3
07/01/2012
Master/Primary
Waterfall Victoria Mortgage Trust Series 2011SBC3(REO)
07/01/2012
Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011K12
04/01/2011
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011K15
11/01/2011
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011K703
09/01/2011
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2011K703
09/01/2011
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012K501
04/01/2012
Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012K709
06/01/2012
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012K709
06/01/2012
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012K711
11/01/2012
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013K24
01/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013K26
05/01/2013
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013K26
05/01/2013
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013K29
07/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013K34
1/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013KF02
11/01/2013
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013KS01
05/01/2013
Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014K37
03/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014K39
09/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014K41
12/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014K503
10/29/2014
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014K503
10/29/2014
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014KF05
11/01/2014
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014KS02
05/01/2014
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014LC16
06/11/2014
Primary
Wells Fargo Commercial Mortgage Trust Series 2013BTC
04/01/2013
Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2014 -Attachment A
Conduit
CBA Mezz Cap
Agency continued
Freddie Mac CME ARM
Freddie Mac Interim
Third Party
Agency Temporary
Citigroup WH Floaters
Ginnie Mae
Anthracite Capital
COLONY JPM Repurchase
GINNIE MAE – USDA
BACM 20044 Subordinate
COLUMN LARGE WH
Ginnie Mae Interim
BACM 20073 Subordinate
CSFB Interim
GNMA I
BALL 2006BIX1 Subordinate
Deutsche LOC
BALL 2007BMB1 Subordinate
GACC WH
Blackstone Group
ORIX WH
Fund
BRE/LQ Mezz AB
ORIX WH CHICAGO
HMI Fund
BRE/LQ Mezz C
PROVIDENCE EQUITY
BRE/LQ Mortgage Loan Sub
Regency Savings Bank (SS only)
Life/Pension
BREDS Apple Mezz Holdings
American Fidelity Assur Co
CFG Mezz Loan Acq Co
CDO
CorAmerica
Chase Manhattan Bank
Highland Park CDO I
EquiTrust Life Ins. Co
Columbus Nova
HMI ICRE CDO 20071
Guggenheim CREF LLC
Cypress Real Estate Adv
Vertical CRE CDO 2006
John Hancock
DiamondRock Allerton Owner
RCMC 2012 CREL1
Life Ins Co of Southwest
Elliott Associates, L.P.
PPM America
Fidelity
Agency
Protective Life Ins Co
Goldman Sachs Mtg Co
BOA Agency
RGA RE
Hayden IV
BOA Agency
RGA RE US Mortality
Hayden IX
Fannie Mae Interim
RGA Timberlake
Hayden V
Fannie Mae Negotiated Sold
Royal Neighbors Of America
Hayden VII
FHLMC 45 Day LNS
Symetra Life Insurance Co
HILLSDALE COUNTY NATIONAL
FHLMC Credit Facility
FHLMC Others
Small CMD
Hypo
LaQuinta NonTrust
FHLMC Others ARM
Bank of Internet USA
LaQuinta Senior Mezz
FNMA Aggregation
FNMA Direct Bond
Montana Board of Invest
NorthStar Realty Finance
FNMA DMBS
Pacific Life Insurance Co
FNMA DUS
Pembrook Community Inv
FNMA DUS ARM
ReadyCap Revolving Asset T
FNMA MBS
Rosecrans 2004 LLC
FNMA MBS A/360
SGT, Series I
FNMA Struct. Cash Facil.
Stamford Mezz A
FNMA DUS CMA A_360
Stamford Mezz C & D
FNMA MBS/DUS 1
Sutherland JemCap REO, LLC
FNMA MBS/DUS 2
VGT, Jemcap Series C
FNMACash DUS
VNO Roosevelt Hotel Mezz
FNMADUS PFP MBS ARM
Washington Holdings
FNMADUS PFP MBS FX
Wells Fargo Bank
Freddie Mac CME

Ke yBank National Association
Manage me nt's Assessment of Compliance with Regulation AB Crite ria
As of and For the Year Ende d of January 1 through December 31, 2014
Attachment B*
KeyBank National Association (KeyBank) has identified the following material instances of noncomplia nce with servicing criteria 1122(d)(4)(xv) during the calendar year ended
December 31, 2014 with respect to commercial real estate mortgage loans.
1)
Servicing Criteria impacted
1122(d)(4)(xv) –Any external enhancement or other support, identified in
Item1114(a)(1) through (3) or item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
2)
Material Instances of Noncompliance with Servicing Criteria
Regarding external enhancements, specifically letters of credit, it was discovered, upon transfer of the servicing of the mortgage loans to KeyBank from the previous servicer, that not all loans properly named KeyBank as the beneficiary on the letters of credit. The compliance test was performed for a sample of 19 loans which represented 10% of all loans that had external enhancements. Of this sample, 6 loans were identified in which the letters of credit, representing the external enhancements, were not transferred to the
Company and therefore represent exceptions. The noncompliance in Item
1122 (d)(4)(xv) related to a servicing portfolio acquired by the Company during the previous year where the beneficiary of credit enhancements was not updated subsequent to acquisition
.
3)
Remediation
The following remediation procedures have been initiated by KeyBank: (i) the impacted mortgage loans have been identified, (ii) borrower contact has been initiated, (iii) corrective actions are underway and are being tracked and monitored by senior management, (iv) procedures have been revised to include new tracking and action steps to prevent this situation from recurring in the future, and (v) training has been provided to the relevant staff members to prevent a recurrence, and (vi) updates will be made to software systems to assist staff members with compliance.
As of date of this assessment, there are thirty-one mortgage loans contained within fourteen transactions for which the beneficiary name on the letters of credit still needs to be corrected. The fourteen transactions are listed below, with the following information with respect to each transaction: the number of impacted mortgage loans to be corrected included in such transaction, and the aggregate amount of the letters of credit related to such impacted mortgage loans to be corrected.
Transaction
# of impacted
mortgage loans to
be corrected
Amount of the
letters of credit
related to such
impacted
mortgage loans to
be corrected($)
BACM 2005-4
1
2,500,000.00
BACM 2006-1
2
4,122,389.00
BACM 2006-3
4
1,397,562.00
BACM 2006-5
2
477,789.00
BACM 2006-6
4
1,305,983.00
BACM 2007-1
4
1,776,950.00
BACM 2007-2
3
595,091.00
BACM 2007-3
5
5,478,556.00
BACM 2007-4
1
1,000,000.00
BACM 2008-LS1
1
275,346.00
GECMC 2007-C1
2
614,472.00
MLMT 2008-C1
1
102,818.00
COMM 2006-C7
1
355,000.00
MSC 2012-C4
1
2,500,000.00
During the calendar year ended December 31, 2014, no demands were made upon any of the impacted letters of credit, and thus, none of the affected transactions were materially impacted.
*Report of Independent Registered Public Accounting Firm covers only item 1 and item
2 of this Attachment B